UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 5, 2007
WESCO FINANCIAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)
301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901
(Address of Principal Executives Offices)
(Zip Code)
626/585-6700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     Effective December 5, 2007, the Board of Directors of Wesco Financial Corporation (the “Company”) amended and restated the Company’s by-laws (the “By-laws”) to permit the Company to issue uncertificated shares. Previously, the By-laws required that all shares of capital stock be represented by certificates. The By-laws were amended and restated in order for the Company to become eligible to participate in a Direct Registration Program as required by American Stock Exchange Rule 778. The amendment and restatement affected only Article V, Sections 1 and 3 of the By-laws.
     The By-laws, as amended and restated, are filed as Exhibit 3.2.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
   3.2   By-laws of Wesco Financial Corporation.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION
December 5, 2007	/s/ Jeffrey L. Jacobson
Date	By:	Jeffrey L. Jacobson
Vice President and Chief Financial Officer

EXHIBIT INDEX
3.2   By-laws of Wesco Financial Corporation.